------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 15, 2006
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                           1-7023                           04-1933106
(State of incorporation)   (Commission File Number)           (I.R.S. Employer
                                                             Identification No.)

941 Grinnell Street, Fall River, Massachusetts                    02721
(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code (508) 678-1951


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The following information is filed under Item 8.01 of Form 8-K:

On February 15, 2006, Quaker Fabric Corporation of Fall River ("Quaker"), a wholly owned subsidiary of Quaker Fabric Corporation (the "Registrant"), entered into a seven-year, Sourcing and Distribution Agreement with Daewoo International, a fabric manufacturer located in Busan, Korea (the "Daewoo Agreement"). The Daewoo Agreement provides Quaker with the right to purchase and sell into the world market upholstery fabrics produced in Daewoo's manufacturing facilities in Korea, including products to be developed jointly by Quaker and Daewoo.

On February 15, 2006, Quaker Fabric Corporation issued a press release announcing execution of the Zhongwang Agreement. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.


Cautionary Statement Regarding Forward-Looking Information

     Statements contained in this report, as well as oral statements made by the Company that are prefaced with the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," "designed" and similar expressions, are intended to identify forward-looking statements regarding events, conditions and financial trends that may affect the Company's future plans of operations, business strategy, results of operations and financial position. These statements are based on the Company's current expectations and estimates as to prospective events and circumstances about which the Company can give no firm assurance. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. As it is not possible to predict every new factor that may emerge, forward-looking statements should not be relied upon as a prediction of the Company's actual future financial condition or results. These forward-looking statements like any forward-looking statements, involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include product demand and market acceptance of the Company's products, regulatory uncertainties, the effect of economic conditions, the impact of competitive products and pricing, including, but not limited to, imported furniture and furniture coverings sold into the U.S. domestic market, foreign currency exchange rates, changes in customers' ordering patterns, and the effect of uncertainties in markets outside the U.S. (including Mexico and South America) in which the Company operates.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

99.1     Registrant's press release dated February 15, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          QUAKER FABRIC CORPORATION
                                                   (Registrant)



Date: February 15, 2006                 /s/ Paul J. Kelly
                                        ----------------------------------------
                                          Paul J. Kelly
                                          Vice President - Finance and Treasurer

                                  EXHIBIT INDEX

99.1     Registrant's press release dated February 15, 2006